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                                                                   EXHIBIT 24




                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, Lawrence J. McCabe and David R. Williams, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and to sign any and all amendment to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed below as of the 10th day of July, 1996 by the following persons in the capacities indicated.



         Signature                                 Title
         ---------                                 -----


/s/ Anthony J. F. O'Reilly           Chairman of the Board and Chief
--------------------------           Executive Officer and Director
Anthony J. F. O'Reilly               (Principal Executive Officer)


/s/ David R. Williams                Executive Vice President - Finance and
--------------------------           Chief Financial Officer and
David R. Williams                    Director (Principal Financial
                                     Officer)


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/s/ Tracy E. Quinn                   Corporate Controller (Principal
--------------------------           Accounting Officer)
Tracy E. Quinn


/s/ William P. Snyder III            Director
--------------------------
William P. Snyder III


/s/ Joseph J. Bogdanovich            Director
--------------------------
Joseph J. Bogdanovich


/s/ Herman J. Schmidt                Director
--------------------------
Herman J. Schmidt


/s/ Albert Lippert                   Director
--------------------------
Albert Lippert


/s/ Eleanor B. Sheldon               Director
--------------------------
Eleanor B. Sheldon


/s/ Richard M. Cyert                 Director
--------------------------
Richard M. Cyert


/s/ Samuel C. Johnson                Director
--------------------------
Samuel C. Johnson


/s/ Donald R. Keough                 Director
--------------------------
Donald R. Keough


/s/ S. Donald Wiley                  Director
--------------------------
S. Donald Wiley


/s/ Lawrence J. McCabe               Director
--------------------------
Lawrence J. McCabe
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/s/ Luigi Ribolla                    Director
--------------------------
Luigi Ribolla


/s/ Nicholas F. Brady                Director
--------------------------
Nicholas F. Brady


/s/ William R. Johnson               Director
--------------------------
William R. Johnson


/s/ William C. Springer              Director
--------------------------
William C. Springer


/s/ Edith E. Holiday                 Director
--------------------------
Edith E. Holiday


/s/ Thomas S. Foley                  Director
--------------------------
Thomas S. Foley


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                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lawrence J. McCabe such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and to sign any and all amendments to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   This Power of Attorney has been signed below as of the 9th day of October, 1996 by the following persons in the capacities indicated.

               Signature                         Title
               ---------                         -----


/s/ Paul F. Renne                     Senior Vice President - Finance and
-----------------------------------   Chief Financial Officer and Treasurer
Paul F. Renne                         (Principal Financial Officer)


/s/ Edward J. McMenamin               Corporate Controller
-----------------------------------   (Principal Accounting Officer)
Edward J. McMenamin